UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 11, 2005 (August 10, 2005)

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1: CERTIFICATE OF DESIGNATIONS
EX-10.1: STOCK PURCHASE AGREEMENT
EX-10.2: ACCELERATED SHARE REPURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement
Stock Purchase Agreement
On August 10, 2005, NRG Energy, Inc., or NRG, entered into a Stock Purchase Agreement with Credit Suisse First Boston Capital LLC, or CSFB, pursuant to which NRG sold 250,000 shares of its 3.625% Convertible Perpetual Preferred Stock, or the Preferred Stock, with a liquidation value of $1,000 per share for a gross purchase price of $250,000,000, to CSFB on August 11, 2005. The terms of the Preferred Stock are described below in Item 5.03 of this Current Report on Form 8-K.
NRG will apply the net proceeds from the sale of the Preferred Stock to redeem $228,750,000 in aggregate principal amount of NRG’s outstanding 8% Notes and for general corporate purposes. The Stock Purchase Agreement contains customary representations and warranties, conditions to closing and indemnification provisions. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, which is filed as Exhibit 10.1 hereof and is incorporated herein by reference.
Accelerated Share Repurchase Agreement
On August 11, 2005, NRG entered into an Accelerated Share Repurchase Agreement with CSFB, pursuant to which NRG repurchased $250,000,000 of its common stock, par value $0.01 per share, or the Common Stock, on that date. The number of shares of Common Stock repurchased by NRG is equal to $250,000,000 divided by the closing price per share on August 10, 2005, or 6,346,788 shares. NRG funded the repurchase with cash on its balance sheet. On or about February 13, 2006, NRG will receive from, or pay to, CSFB a purchase price adjustment based upon the weighted average value of NRG’s Common Stock over a period of approximately six months, subject to a minimum price of 97% and a maximum price of 103% of the closing price per share on August 10, 2005.
The foregoing description of the Accelerated Share Repurchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Accelerated Share Repurchase Agreement, which is filed as Exhibit 10.2 hereof and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
On August 11, 2005, NRG sold 250,000 shares of the Preferred Stock to CSFB, in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended. See Item 1.01 of this Current Report on Form 8-K for a description of the Stock Purchase Agreement entered into with CSFB and Item 5.03 of this Current Report on Form 8-K for a description of the Certificate of Designations establishing the Preferred Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 11, 2005, NRG filed with the Secretary of State of the State of Delaware the Certificate of Designations relating to its 3.625% Convertible Perpetual Preferred Stock. A copy of the Certificate of Designations is filed as Exhibit 3.1 hereof and is incorporated herein by reference.
The Preferred Stock has a liquidation preference of $1,000 per share. Holders of Preferred Stock are entitled to receive, out of funds legally available therefore, cash dividends at the rate of 3.625% per annum, payable in cash quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2005. Each share of Preferred Stock is convertible during the 90-day period beginning August 11, 2015 at the option of NRG or the holder. Holders tendering Preferred Stock for conversion shall be entitled to receive, for each share of Preferred Stock converted, $1,000 in cash and a number of shares of Common Stock equal to the product of (x) the greater of (i) the difference between the closing sale price of the Common Stock on each of the 20 consecutive scheduled trading days starting on the date 30 scheduled exchange business days immediately prior to the conversion date, or the Market Price, and $59.085 and (ii) zero, times (y) $1,000 divided by the closing price of Common Stock on August 10, 2005, which is 25.38715. If, upon conversion, the Market Price is less than $39.39, then the Holder will deliver to NRG cash or a number of shares of Common Stock equal in value to the product of (A) the Threshold Price minus the Market Price, times (B) 25.38715. NRG may elect to make a cash payment in lieu of delivering shares of Common Stock in connection with such conversion, and NRG may elect to receive cash in lieu of shares of Common Stock, if any, from the Holder in connection with such conversion.
If a “Fundamental Change” occurs (as defined in the Certificate of Designations), the holders of the Preferred Stock will have the right to require NRG to repurchase all or a portion of the Preferred Stock for a period of time after the fundamental change at a purchase price equal to 100% of the liquidation preference, plus accumulated and unpaid dividends.
The Preferred Stock will be, with respect to dividend rights and rights upon liquidation, winding up or dissolution: senior to all classes of common stock and each other class of capital stock or series of preferred stock issued by NRG, the terms of which expressly provide that such class or series will rank junior to the Preferred Stock; on a parity with any class of capital stock or series of preferred stock issued by NRG, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock, and on a parity with NRG’s 4.0% Convertible Perpetual Preferred Stock; junior to each class of capital stock or series of preferred stock issued by NRG, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock; and junior to all of NRG’s existing and future debt obligations and all of its subsidiaries’ existing and future liabilities and capital stock held by persons other than NRG or its subsidiaries.
Title to the Preferred Stock may not be transferred to an entity that is not an affiliate of CSFB without the consent of NRG, such consent not to be unreasonably withheld.

Item 8.01. Other Events
On August 11, 2005, NRG issued a press release announcing the closing of its sale of 250,000 shares of Preferred Stock and the entry into an accelerated share repurchase program. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations of 3.625% Convertible Perpetual Preferred Stock, as filed with the Secretary of State of the State of Delaware on August 11, 2005.

10.1	Stock Purchase Agreement, dated as of August 10, 2005, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.

10.2	Accelerated Share Repurchase Agreement, dated as of August 11, 2005, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.

99.1	Press Release, dated August 11, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President and General Counsel

Dated: August 11, 2005

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Designations of 3.625% Convertible Perpetual Preferred Stock, as filed with the Secretary of State of the State of Delaware on August 11, 2005.

10.1	Stock Purchase Agreement, dated as of August 10, 2005, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.

10.2	Accelerated Share Repurchase Agreement, dated as of August 11, 2005, by and between NRG Energy, Inc. and Credit Suisse First Boston Capital LLC.

99.1	Press Release, dated August 11, 2005.